UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2008
__________________________

FIREPOND, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

11 Civic Center Plaza, Suite 310, Mankato, MN  56001
(Address of Principal Executive Offices) (Zip Code)

(507) 388-5000
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

a.
Effective May 12, 2008, William Santo resigned his position as a member of the Board of Directors of Firepond, Inc. (“Firepond” or the “Company”).    Mr. Santo has accepted a position with NMPP, Inc. (“NMPP”), a company that is included as a “Reporting Person” under a Schedule 13D, dated January 11, 2008 (as amended), filed on behalf of, among others, FP Tech Holdings, LLC (“FP Tech”) (the largest shareholder of the Company)  to act as an advisor to Firepond.

Mr. Santo stated, “Backed by FP Tech and guided by our new board of experienced and successful business people and advisors, I strongly believe that Firepond is positioned to realize its substantial market potential. I fully support the new team and will continue to work with the Company as an advisor, focusing on strategic opportunities in various areas, including capital markets, acquisitions and joint ventures.”

There are no known disagreements with Mr. Santo.

b.
Effective May 12, 2008, William Santo resigned his position as Chief Executive Officer of the Company.    Mr. Santo has accepted a position with NMPP to act as an advisor to Firepond, Inc.

Mr. Santo stated, “Backed by FP Tech and guided by our new board of experienced and successful business people and advisors I strongly believe that Firepond is positioned to realize its substantial market potential. I fully support the new team and will continue to work with the Company as an advisor focusing on strategic opportunities in various areas, including capital markets, acquisitions and joint ventures.”

c.
Effective May 12, 2008, L. Bradlee Sheafe, age 40, has been appointed President by the Board of Directors.  Mr. Sheafe is President of TechDev Holdings, LLC.   TechDev Holdings is the sole member of FP Tech.  Mr. Sheafe joined TechDev Holdings on May 12, 2008.  Prior to joining TechDev Holdings, Mr. Sheafe had served as a Special Agent with the Federal Bureau of Investigation since 1997.   Mr. Sheafe’s focus at the Federal Bureau of Investigation was criminal and national security cyber investigations.  Most recently he was the FBI Liaison to the National Center for Supercomputing Applications.  Mr. Sheafe is a 1990 graduate of the United States Air Force Academy and served as an officer in the United States Air Force from 1990 to 1997.  Mr. Sheafe was a Captain at the time of his departure from the U.S. Air Force.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIREPOND, INC.

Date: May 13, 2008	By:	/s/ Stephen Peary
Stephen Peary
General Counsel